UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2006
(Date of earliest event reported: May 10, 2006)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Result of Operations and Financial Condition.

On May 10, 2006 the Company posted to its website a presentation of the Review of Financial Results of Operations and Financial Condition as of and for the period ended March 31, 2006, as a complementary presentation of its Form 10-Q and Earnings Release. The presentation may be accessed free of charge at www.centurycasinos.com, under the Investor Relations heading.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Century Casinos, Inc.
                                       (Registrant)

Date: May 10, 2006                            By : /s/ Ray Sienko
                       Ray Sienko
                                       Chief Accounting Officer